UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest even reported) October 27, 2005

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Center Financial Corporation

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Section 2: Item 2.02. Results of Operations and Financial Condition

On October 27, 2005 Center Financial Corporation issued a press release concerning its results of operations and financial condition as of and for the three months and nine months ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Section 9: Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release concerning earnings for September 30, 2005 calendar quarter.

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Center Financial Corporation

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SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: October 27, 2005	/s/ Patrick Hartman
Center Financial Corporation
Patrick Hartman
Chief Financial Officer

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Center Financial Corporation

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release concerning results of operations and financial conditions as of and for the nine months and quarter ended September 30, 2005	5

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